UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 1, 2004

                           ACCLAIM ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-16986                  38-2698904
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

               One Acclaim Plaza
              Glen Cove, New York                                   11542
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    (Address of principal executive offices)                      (Zip Code)

         Registrant's telephone number, including area code 516-656-5000

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

Acclaim Entertainment, Inc. (the "Company") announced today that negotiations with a proposed lender to replace the Company's former primary lender, GMAC Commercial Finance LLC ("GMAC") had terminated, and that the Company's credit facility with GMAC expired on August 20, 2004 and was not extended.

Today, the Company filed a petition with the United States Bankruptcy Court in the Eastern District of New York for protection under Chapter 7 of the federal Bankruptcy Code (Chapter 7 Case No. 04-85595). As of today, Allan B. Mendelsohn has been appointed the interim trustee and in control of all the assets and business of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ACCLAIM ENTERTAINMENT INC.
                                                                    (Registrant)

Date September 1, 2004
     -----------------
                                                      /s/ Gerard F. Agoglia
                                                      --------------------------
                                                                    (Signature)*
                                                      Gerard F. Agoglia
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer

*Print name and title of the signing officer under his signature.